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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)      May 6, 1997
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                               FLUOR CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-7775                 95-0740960
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(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)



3353 Michelson Drive, Irvine, California                          92698
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(Address of Principal Executive Offices)                        (Zip Code)



    Registrant's telephone number, including area code       (714) 975-2000
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

Certain Factors and Trends Affecting Fluor and its Businesses--Forward-Looking Statements.

     From time to time, certain disclosures in reports and statements released by Fluor Corporation (the "Company"), or statements made by its officers or directors, will be forward-looking in nature, such as statements related to the Company's opinions about trends and factors which may impact future operating results. The Company is filing this Current Report on Form 8-K to avail itself of the safe harbor provided in the Securities Act of 1933 and the Securities Exchange Act of 1934 with respect to any such forward-looking statements that may be contained in the Company's reports and other documents filed with the Securities and Exchange Commission under Sections 13 or 15(d) of the Securities Exchange Act of 1934 and written or oral forward-looking statements made by the Company's officers and directors on behalf of the Company to the press, potential investors, securities analysts and others.

     Such forward-looking statements could involve, among other things, statements regarding the Company's intent, belief or expectation with respect to
(i) the Company's results of operations and financial condition, (ii) the Company's implementation of cost reductions, (iii) the consummation of acquisition and financing transactions and the effect thereof on the Company's business, and (iv) the Company's plans and objectives for future operations and expansion or consolidation. Any such forward-looking statements would be subject to the risks and uncertainties that could cause actual results of operations, financial condition, cost reductions, acquisitions, financing transactions, operations, expansion, consolidation and other events to differ materially from those expressed or implied in such forward-looking statements. Any such forward-looking statements would be subject to a number of assumptions regarding, among other things, future economic, competitive and market conditions generally. Such assumptions would be based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond the Company's control.

     The Company wishes to caution readers that forward-looking statements, including disclosures which use words such as the Company "believes," "anticipates," "expects," "estimates" and similar statements, are subject to certain risks and uncertainties which could cause actual results of operations to differ materially from expectations. Any such forward-looking statements should be considered in context with the various disclosures made by the Company about its businesses, including the risk factors discussed below. Important risk factors which could cause actual results of operations to differ materially from those expressed in any forward-looking statements include, but are not limited to, the following:

     Fixed, Maximum or Unit Priced Contracts. An increasing number of the Company's contracts for the provision of engineering and construction services are fixed, maximum or unit price contracts and fixed price incentive contracts. Under fixed, maximum or unit price contracts, the Company agrees to perform the contract for a fixed price and as a result, benefits from costs savings, but is unable to recover for any cost overruns. Under fixed price incentive contracts, the Company shares with the customer any savings up to a negotiated ceiling price

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and carries some or all of the burden of costs exceeding the negotiated ceiling price. Contract prices are established based in part on cost estimates which are subject to a number of assumptions, such as assumptions regarding future economic conditions. If in the future these estimates prove inaccurate, or circumstances change, cost overruns can occur.

     Contract Performance Risk. In certain instances, the Company guarantees facility completion by a scheduled acceptance date or achievement of certain acceptance and performance testing levels. Failure to meet any such schedule or performance requirements could result in additional costs and the amount of such additional costs could exceed project profit margins. Performance problems for existing and future contracts, whether of the fixed-price or other type, could cause actual results of operations to differ materially from those contained in forward-looking statements.

     Size and Uncertainty of Timing of Contracts. The Company's future award prospects include several large-scale domestic and international projects. The large size and uncertain timing of these projects can create variability in the Company's award pattern. Consequently, future award trends are difficult to predict with certainty. The Company's estimates of future performance depend on, among other things, the likelihood of receiving certain new awards. While these estimates are based on the good faith judgment of management, these estimates frequently change based on new facts which become available. In addition, the timing of receipt of revenue by the Company from engineering and construction projects can be affected by a number of factors outside the control of the Company. Frequently, the Company's services on a project take place over an extended period of time, and are subject to unavoidable delays from weather conditions, unavailability of equipment from vendors, changes in the scope of service requested by clients or labor disruptions affecting client job sites. Uncertainty of contract or award timing can also present difficulties in matching workforce size with contract needs. In some cases, the Company must maintain and bear the cost of a ready workforce larger than called for under existing contracts in anticipation of future workforce needs under expected awards, which can be delayed or not received.

     Government Contracts. Several of the Company's significant contracts are Government contracts. Generally, Government contracts are subject to oversight audits by Government representatives, to profit and cost controls and limitations, and to provisions permitting termination, in whole or in part, without prior notice at the Government's convenience upon payment of compensation only for work done and commitments made at the time of termination. In the event of termination, the Company generally will receive some allowance for profit on the work performed. In some cases, Government contracts are subject to the uncertainties surrounding Congressional appropriations or agency funding. Government business is subject to specific procurement regulations and a variety of socio-economic and other requirements. Failure to comply with such regulations and requirements could lead to suspension or debarment, for cause, from Government contracting or subcontracting for a period of time. Among the causes for debarment are violations of various statutes, including those related to employment practices, the protection of the environment, the accuracy of records and the recording of costs.

     Backlog. The dollar amount of the Company's backlog as stated at any given time is not necessarily indicative of the future earnings of the Company related to the performance of such

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work.  Cancellations or scope adjustments related to contracts reflected in the
Company's backlog can occur.

     Environmental, Safety and Health. It is impossible to predict the full impact of future legislative or regulatory developments relating to environmental protection and coal mine and preparation plant safety and health on the Company's coal operations, because the standards to be met, as well as the technology and length of time available to meet those standards, continue to develop and change.

     Fluctuation in the Production of Coal. The Company's coal production and sales are subject to a variety of operational, geological, transportation and weather-related factors that routinely cause production to fluctuate. For example, sales may be adversely affected by fluctuations in production and by transportation delays arising from equipment unavailability and weather-related events, such as flooding. Labor disruptions also may occur at times or in a manner that causes current and projected results of operations to deviate from projections and expectations. Decreases in production from anticipated levels usually lead to increased mining costs and decreases in results of operations.

     Effects of Global Economic and Political Conditions. The Company's businesses are subject to fluctuations in demand and to changing economic and political conditions which are beyond the control of the Company and may cause actual results to differ from forward-looking statements. Coal operations produce a commodity which is internationally traded and the price of which is established by market factors outside the control of the Company. Although the Company has taken actions to reduce its dependence on external economic conditions, management is unable to predict with certainty the amount and mix of future business. Revenues and earnings from international operations are subject to domestic and foreign government policies and regulations, embargoes and international hostilities.

     Competition. The markets served by the engineering and construction businesses of the Company are highly competitive and for the most part require substantial resources and particularly highly skilled and experienced technical personnel. The markets served by the coal business of the Company are also highly competitive and require substantial capital investment as well as the ability to produce coal of consistent quality and meet demanding customer specifications. A large number of well financed, multi-national companies are competing in the markets served by the Company's businesses. Intense competition in the engineering and construction business is expected to continue, presenting the Company with significant challenges in its ability to maintain strong growth rates while maintaining acceptable profit margins.

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     Cost Reduction Program. In March of 1997, the Company announced a cost reduction program for its Fluor Daniel operations. The Company's estimates of the future cost savings from the cost reduction program are forward-looking statements. The Company may from time to time provide similar estimates with respect to this or other cost reduction efforts. The actual cost savings may differ materially from estimates based on a number of factors affecting the Company's business, including the ability to achieve estimated staff reductions while maintaining workflow in the functional areas affected and to sublease vacated facilities within anticipated time frames at anticipated sublease rent levels.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 6, 1997                        FLUOR CORPORATION


                                          By:   /s/ J. MICHAL CONAWAY
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                                                    J. Michal Conaway,
                                                    Senior Vice President and
                                                    Chief Financial Officer

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